UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 4, 2006

Date of Report (date of earliest event reported)

VIVUS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-23490	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1172 Castro Street, Mountain View, California 94040
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 435-9600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

The disclosure set forth in Item 2.03 is incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On January 4, 2006, VIVUS, Inc. and Vivus Real Estate LLC, a wholly owned subsidiary of VIVUS, Inc. (jointly, “the Company”) entered into a Term Loan Agreement and a Commercial Mortgage Note  (the “Agreements”) with Crown Bank N. A. (“Crown”) secured by the land and buildings, among other assets, located at 735Airport Road and 745 Airport Road in Lakewood, New Jersey (the “Facility”).  The Facility is the Company’s principal manufacturing facility, which the Company purchased on December 22, 2005.  Under the Agreements, the Company borrowed $5,375,000 on January 4, 2006 from Crown payable over a 10-year term.  The interest rate will be fixed at 8.25%, which is the prime rate plus 1% at the time of funding and then will be adjusted annually to a fixed rate for the year equal to the prime rate plus 1%, with a floor of 7.5%.  Principal and interest of $46,202 are payable monthly for the first 12 months based upon a 20 year amortization schedule and are adjusted annually at the time of the interest rate reset.  All remaining principal is due on February 1, 2016.  The Agreements contain prepayment penalties, and a requirement to maintain a depository account at Crown with a minimum collected balance of $100,000 which, if not maintained, will result in an automatic increase in the interest rate on the note of one-half (0.5%) percent.  The Agreements are secured by the Facility, assignment of rents and leases on the Facility, and a $700,000 Certificate of Deposit held by Crown.

The foregoing description is qualified in its entirety by reference to the Term Loan Agreement, the Commercial Mortgage Note, and the Mortgage and Security Agreement copies of which are filed herewith as Exhibit 10.57, Exhibit 10.58 and Exhibit 10.59, respectively, and are incorporated by reference as though fully set forth herein.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.57	Term Loan Agreement, dated January 4, 2006 by and between the VIVUS, Inc. and Vivus Real Estate LLC and Crown Bank, N.A.

10.58	Commercial Mortgage Note, dated January 4, 2006 by and between VIVUS, Inc. and Vivus Real Estate LLC and Crown Bank, N.A.

10.59	Mortgage and Security Agreement, dated January 4, 2006 by and between Vivus Real Estate LLC and Crown Bank, N. A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2006	VIVUS, INC.

/s/ Timothy E. Morris
Timothy E. Morris Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.57	Term Loan Agreement, dated January 4, 2006 by and between the VIVUS, Inc. and Vivus Real Estate LLC and Crown Bank, N.A.

10.58	Commercial Mortgage Note, dated January 4, 2006 by and between VIVUS, Inc. and Vivus Real Estate LLC and Crown Bank, N.A.

10.59	Mortgage and Security Agreement, dated January 4, 2006 by and between Vivus Real Estate LLC and Crown Bank, N. A.